EXHIBIT 10.2
EXECUTION COPY
     AMENDMENT dated as of June 24, 2009 (this “Amendment”), to the U.S. GUARANTEE AND COLLATERAL AGREEMENT dated as of February 28, 2003 (as previously amended, supplemented or otherwise modified from time to time, the “Collateral Agreement”) among TRW AUTOMOTIVE HOLDINGS CORP., a Delaware corporation (“Holdings”), TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP., a Delaware corporation (“Intermediate Holdings”), TRW AUTOMOTIVE INC. (formerly known as TRW Automotive Acquisition Corp.), a Delaware corporation (the “U.S. Borrower”), TRW AUTOMOTIVE FINANCE (LUXEMBOURG) S.À. R.L. (“Finco”), each other subsidiary of Holdings identified herein (each, a “Subsidiary Party” and, together with the U.S. Borrower, Holdings, Intermediate Holdings and Finco, the “Grantors”) and JPMORGAN CHASE BANK, N.A. (f/k/a JPMorgan Chase Bank) (“JPMCB”), as Collateral Agent. Capitalized terms used in this Amendment but not otherwise defined shall have the meanings assigned to such terms in the Collateral Agreement.
          WHEREAS Holdings, Intermediate Holdings, the U.S. Borrower, the Foreign Subsidiary Borrowers party thereto, the Required Lenders (as defined therein) and JPMCB as Administrative Agent, have entered into a Sixth Amended and Restated Credit Agreement dated as of June 24, 2009 (the “Restated Credit Agreement”), which amends and restates the Fifth Amended and Restated Credit Agreement dated as of May 9, 2007 (the “Existing Credit Agreement”), among Holdings, Intermediate Holdings, the U.S. Borrower, the Foreign Subsidiary Borrowers party thereto, the lenders party thereto from time to time and the Agents party thereto, as in effect on the date hereof;
          WHEREAS each Grantor expects to realize, or has realized, substantial direct and indirect benefits as a result of the Restated Credit Agreement becoming effective and the consummation of the transactions contemplated thereby; and
          WHEREAS the execution and delivery of this Amendment is a condition precedent to the consummation of the transactions contemplated by the Restated Credit Agreement.
          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
Amendment
          SECTION 1.01. Amendment. The last sentence of Section 4.04(b) of the Collateral Agreement is hereby amended by deleting the “.” at the end thereof and adding the following proviso thereto:
; provided, however, that, on and after the Restatement Effective Date, for each Concentration Account, the U.S. Borrower or applicable Subsidiary Party that is the owner of such Concentration Account shall use its commercially reasonable efforts to either (i) cause the depositary bank to agree to comply with instructions from the Collateral Agent to such depositary bank directing the disposition of funds from time to time credited to such Concentration Account, without further consent of the U.S. Borrower, such Subsidiary Party or any other person, pursuant to an agreement reasonably satisfactory to the Collateral Agent, or (ii) arrange for the Collateral Agent to become the customer of the depositary bank with respect to such Concentration Account, with the U.S. Borrower or applicable Subsidiary Party being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw funds from such Concentration Account. The Collateral Agent agrees that the Collateral Agent shall not give any such instructions with respect to any Concentration Account or withhold any withdrawal rights relating to any Concentration Account from the U.S. Borrower or applicable Subsidiary Party unless an Event of Default has occurred and is continuing and the obligations under the Credit Agreement have been become due and payable and remain unpaid.
ARTICLE II
Representations and Warranties
          Each Grantor hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Amendment, as follows:
     (a) Authority; Enforceability. Such Grantor has the power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary action to authorize the execution, delivery and performance by it of this Amendment. Such Grantor has duly executed and delivered this Amendment, and this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

ARTICLE III
Conditions to Effectiveness
          This Amendment shall become effective as of the date of the satisfaction of the following conditions precedent:
     (a) The Collateral Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of each Grantor.
     (b) The Restated Credit Agreement dated as of the date hereof shall have become effective.
ARTICLE IV
Miscellaneous
          SECTION 4.01. Collateral Agreement. Except as specifically stated herein, the Collateral Agreement shall continue in full force and effect in accordance with the provisions thereof. This Amendment is a Loan Document executed pursuant to the Restated Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.
          SECTION 4.02. Section Captions. Section captions used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.
          SECTION 4.03. Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.
          SECTION 4.04. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION 4.05. Applicable Law; Waiver of Jury Trial. (A)  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          (B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 7.10 OF THE COLLATERAL AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.
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          IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

TRW AUTOMOTIVE HOLDINGS CORP.,
by	/s/ Joseph S. Cantie
Name: Joseph S. Cantie
	Title:	Executive Vice President and Chief Financial Officer

TRW AUTOMOTIVE INTERMEDIATE HOLDINGS CORP.,
by	/s/ Joseph S. Cantie
	Name:	Joseph S. Cantie
	Title:	Vice President and Chief Financial Officer

TRW AUTOMOTIVE INC.,
by	/s/ Joseph S. Cantie
	Name:	Joseph S. Cantie
	Title:	Executive Vice President and Chief Financial Officer

TRW AUTOMOTIVE HOLDING COMPANY,
By	/s/ Joseph S. Cantie
	Name:	Joseph S. Cantie
	Title:	Treasurer

TRW INTEGRATED CHASSIS SYSTEMS LLC,
by	/s/ Joseph S. Cantie
	Name:	Joseph S. Cantie
	Title:	Chief Financial Officer

WORLDWIDE DISTRIBUTION CENTERS, INC.,
By	/s/ Joseph S. Cantie
	Name:	Joseph S. Cantie
	Title:	Vice President and Assistant Secretary

TRW AUTOMOTIVE FINANCE (LUXEMBOURG) S.À.R.L.,
by	/s/ Graham Plumley
	Name:	Graham Plumley
	Title:	Director

EACH OF THE REAFFIRMING PARTIES LISTED ON SCHEDULE I HERETO,
by	/s/ Joseph S. Cantie
	Name:	Joseph S. Cantie
	Title:	Vice President and Treasurer

EACH OF THE REAFFIRMING PARTIES LISTED ON SCHEDULE II HERETO,
by	/s/ Joseph S. Cantie
	Name:	Joseph S. Cantie
	Title:	Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Collateral Agent,
By	/s/
Name:
Title:

SCHEDULE I
1. Kelsey-Hayes Company
2. Kelsey-Hayes Holdings Inc.
3. KH Holdings, Inc.
4. TRW East Inc.
5. TRW Intellectual Property Corp.
6. TRW Technar Inc.

SCHEDULE II
1. TRW Automotive Safety Systems Arkansas Inc.
2. TRW Occupant Restraints South Africa Inc.
3. TRW Odyssey Inc.
4. TRW Safety Systems Inc.
5. LucasVarity Automotive Holding Company
6. TRW Auto Holdings Inc.
7. TRW Automotive J.V. LLC
8. TRW Automotive U.S. LLC
9. TRW Vehicle Safety Systems Inc.
10. Lucas Automotive Inc.
11. TRW Automotive (LV) Corp.
12. TRW Overseas Inc.
13. TRW Powder Metal Inc.
14. Varity Executive Payroll, Inc.
15. Lake Center Industries Transportation, Inc.
16. EnTire Solutions, LLC